EXHIBIT 32.1

WEST CANYON ENERGY CORP.
Certification of Chief Executive Officer
and Principal Financial Officer

I, Shane Reeves, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q of West Canyon Energy Corp. for the period ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of West Canyon Energy Corp.

/s/ Shane Reeves
By: Shane Reeves
Title: President and Director
(Principal Executive Officer and
Principal Financial Officer)

Date: February 16, 2010